Fair Value of Financial Instruments and Risk Management	6 Months Ended
Jun. 30, 2023
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Derivatives
The Corporation generally limits the use of derivatives to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery.

Derivatives are recorded at fair value with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception. Fair values reflect estimates based on current market information about the derivatives as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flow.

Cash flow associated with the settlement of all derivatives is included in operating activities on the condensed consolidated interim statements of cash flows.

Energy Contracts Subject to Regulatory Deferral
UNS Energy holds electricity power purchase contracts, customer supply contracts and gas swap contracts to reduce its exposure to energy price risk. Fair values are measured primarily under the market approach using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price. Fair values are measured using forward pricing provided by independent third-party information.

FortisBC Energy holds gas supply contracts to fix the effective purchase price of natural gas. Fair values reflect the present value of future cash flows based on published market prices and forward natural gas curves.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. As at June 30, 2023, unrealized losses of $118 million (December 31, 2022 - $84 million) were recognized as regulatory assets and unrealized gains of $54 million (December 31, 2022 - $224 million) were recognized as regulatory liabilities.

Energy Contracts Not Subject to Regulatory Deferral
UNS Energy holds wholesale trading contracts to fix power prices and realize potential margin, of which 10% of any realized gains is shared with customers through rate stabilization accounts. Fair values are measured using a market approach incorporating, where possible, independent third-party information.

Aitken Creek holds gas swap contracts to manage its exposure to changes in natural gas prices, capture natural gas price spreads, and manage the financial risk posed by physical transactions. Fair values are measured using forward pricing from published market sources.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are recognized in revenue. During the three months ended June 30, 2023, unrealized losses of $8 million and unrealized gains of $6 million, respectively were recognized in revenue (three and six months ended June 30, 2022 - unrealized gains of $19 million and $2 million, respectively).

Total Return Swaps
The Corporation holds total return swaps to manage the cash flow risk associated with forecast future cash settlements of certain stock-based compensation obligations. The swaps have a combined notional amount of $119 million and terms of one to three years expiring at varying dates through January 2026. Fair value is measured using an income valuation approach based on forward pricing curves. Unrealized gains and losses associated with changes in fair value are recognized in other income, net. During the three and six months ended June 30, 2023, unrealized losses of $1 million and unrealized gains of $5 million, respectively were recognized in other income, net (three and six months ended June 30, 2022 - unrealized losses of $2 million and $8 million, respectively).

Foreign Exchange Contracts
The Corporation holds U.S. dollar denominated foreign exchange contracts to help mitigate exposure to foreign exchange rate volatility. The contracts expire at varying dates through February 2025 and have a combined notional amount of $393 million. Fair value was measured using independent third-party information. Unrealized gains and losses associated with changes in fair value are recognized in other income, net. During the three and six months ended June 30, 2023, unrealized gains recognized in other income, net were $5 million and $7 million, respectively (unrealized losses of $2 million for the three and six months ended June 30, 2022, respectively).

Interest Rate Locks
In March 2023, the Corporation entered into an interest rate lock with a total notional value of $100 million to manage the interest rate risk associated with the refinancing of long-term debt maturing in the fall of 2023. The lock has a 10-year term and will be terminated no later than November 1, 2023. Fair value is measured using a discounted cash flow method based on Canadian dollar offered rates. Unrealized gains and losses associated with changes in fair value are recognized in other comprehensive income, and will be reclassified to earnings as a component of interest expense over the life of the debt. Unrealized gains of $4 million were recognized in other comprehensive income for the three and six months ended June 30, 2023.

During the second quarter of 2023, ITC entered into and settled interest rate locks with a combined notional value of US$500 million. The contracts were used to manage interest rate risk associated with the issuance of US$500 million unsecured senior notes in June 2023. Realized gains of US$4 million were recognized in other comprehensive income, which will be reclassified to earnings as a component of interest expense over 10 years.
Cross-Currency Interest Rate Swaps
In 2022, the Corporation entered into cross-currency interest rate swaps with a 7-year term to effectively convert its $500 million, 4.43% unsecured senior notes to US$391 million, 4.34% debt. The Corporation designated this notional U.S. debt as an effective hedge of its foreign net investments and unrealized gains and losses associated with exchange rate fluctuations on the notional U.S. debt are recognized in other comprehensive income, consistent with the translation adjustment related to the net investments. Other changes in the fair value of the swaps are also recognized in other comprehensive income but are excluded from the assessment of hedge effectiveness. Fair value is measured using a discounted cash flow method based on secured overnight financing rates. Unrealized gains of $9 million and $10 million were recorded in other comprehensive income for the three and six months ended June 30, 2023 (unrealized losses of $12 million for the three and six months ended June 30, 2022).

Other Investments
UNS Energy holds investments in money market accounts, and ITC and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for select employees, which include mutual funds and money market accounts. These investments are recorded at fair value based on quoted market prices in active markets. Gains and losses are recognized in other income, net. During the three and six months ended June 30, 2023, gains of $1 million and $3 million, respectively was recognized in other income, net (three and six months ended June 30, 2022 - losses of $4 million and $9 million, respectively).

Recurring Fair Value Measures

The following table presents assets and liabilities that are accounted for at fair value on a recurring basis.

($ millions)	Level 1 (1)	Level 2 (1)	Level 3 (1)	Total
As at June 30, 2023
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	82	—	82
Energy contracts not subject to regulatory deferral (2)	—	49	—	49
Foreign exchange contracts, total return swaps and interest rate lock (2)	—	7	—	7
Other investments (4)	144	—	—	144
	144	138	—	282
Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(146)	—	(146)
Energy contracts not subject to regulatory deferral (5)	—	(7)	—	(7)
Cross-currency interest rate swaps (5)	—	(8)	—	(8)
	—	(161)	—	(161)
As at December 31, 2022
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	304	—	304
Energy contracts not subject to regulatory deferral (2)	—	49	—	49
Other investments (4)	150	—	—	150
	150	353	—	503
Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(164)	—	(164)
Energy contracts not subject to regulatory deferral (5)	—	(8)	—	(8)
Foreign exchange contracts, total return and cross-currency interest rate swaps (5)	—	(26)	—	(26)
	—	(198)	—	(198)
(1)Under the hierarchy, fair value is determined using: (i) level 1 - unadjusted quoted prices in active markets; (ii) level 2 - other pricing inputs directly or indirectly observable in the marketplace; and (iii) level 3 - unobservable inputs, used when observable inputs are not available. Classifications reflect the lowest level of input that is significant to the fair value measurement.
(2)Included in accounts receivable and other current assets or other assets
(3)Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of long-term wholesale trading contracts and certain gas swap contracts.
(4)Included in cash and cash equivalents and other assets
(5)Included in accounts payable and other current liabilities or other liabilities
Energy Contracts
The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which apply only to its energy contracts. The following table presents the potential offset of counterparty netting.

	Gross Amount	Counterparty
	Recognized in	Netting of	Cash Collateral
($ millions)	Balance Sheet	Energy Contracts	Received/Posted	Net Amount
As at June 30, 2023
Derivative assets	131	(34)	28	125
Derivative liabilities	(153)	34	—	(119)

As at December 31, 2022
Derivative assets	353	(54)	(63)	236
Derivative liabilities	(172)	54	—	(118)

Volume of Derivative Activity
As at June 30, 2023, the Corporation had various energy contracts that will settle on various dates through 2029. The volumes related to electricity and natural gas derivatives are outlined below.

	As at
	June 30,	December 31,
	2023	2022
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	447	586
Electricity power purchase contracts (GWh)	440	224
Gas swap contracts (PJ)	173	185
Gas supply contract premiums (PJ)	134	148
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	3,960	1,886
Gas swap contracts (PJ)	26	34
(1)GWh means gigawatt hours and PJ means petajoules.

Credit Risk
For cash equivalents, accounts receivable and other current assets, and long-term other receivables, credit risk is generally limited to the carrying value on the consolidated balance sheets. The Corporation's subsidiaries generally have a large and diversified customer base, which minimizes the concentration of credit risk. Policies in place to minimize credit risk include requiring customer deposits, prepayments and/or credit checks for certain customers, performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as approximately 70% of its revenue is derived from three customers. The customers have investment-grade credit ratings and credit risk is further managed by MISO by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as distribution service billings are to a relatively small group of retailers. Credit risk is managed by obtaining from the retailers either a cash deposit, letter of credit, an investment-grade credit rating, or a financial guarantee from an entity with an investment-grade credit rating.

Central Hudson has seen an increase in accounts receivable due to the suspension of collection efforts in response to the COVID-19 pandemic, as well as higher commodity prices. Central Hudson continues to proactively contact customers regarding past-due balances to advise them of financial assistance available through federal and state programs, and collection efforts are expected to expand in 2023. Under its regulatory framework, Central Hudson can defer uncollectible write-offs that exceed 10 basis points above the amounts collected in customer rates for future recovery.

UNS Energy, Central Hudson, FortisBC Energy, Aitken Creek and the Corporation may be exposed to credit risk in the event of non-performance by counterparties to derivatives. Credit risk is managed by net settling payments, when possible, and dealing only with counterparties that have investment-grade credit ratings. At UNS Energy, Central Hudson and FortisBC Energy, certain contractual arrangements require counterparties to post collateral.
The value of derivatives in net liability positions under contracts with credit risk-related contingent features that, if triggered, could require the posting of a like amount of collateral was $52 million as at June 30, 2023 (December 31, 2022 - $178 million).

Hedge of Foreign Net Investments
The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, FortisTCI, Fortis Belize Limited and Belize Electricity is, or is pegged to, the U.S. dollar. The earnings and cash flow from, and net investments in, these entities are exposed to fluctuations in the U.S. dollar-to-Canadian dollar exchange rate. The Corporation has reduced this exposure through hedging.

As at June 30, 2023, US$2.9 billion (December 31, 2022 - US$2.9 billion) of corporately issued U.S. dollar-denominated long-term debt has been designated as an effective hedge of net investments, leaving approximately US$10.9 billion (December 31, 2022 - US$10.6 billion) unhedged. Exchange rate fluctuations associated with the net investment in foreign subsidiaries and the debt serving as the hedge are recognized in accumulated other comprehensive income.

Financial Instruments Not Carried at Fair Value
Excluding long-term debt, the consolidated carrying value of the Corporation's remaining financial instruments approximates fair value, reflecting their short-term maturity, normal trade credit terms and/or nature.

As at June 30, 2023, the carrying value of long-term debt, including current portion, was $29.3 billion (December 31, 2022 - $28.6 billion) compared to an estimated fair value of $26.9 billion (December 31, 2022 - $25.8 billion).